Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

_____________ DISTRICT OF ______________

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

		Federal Tax I.D. #	11-3447894

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Post-petition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Post-petition Debts	MOR-4
Listing of Aged Accounts Payable
Accounts Receivable Reconciliation and Aging	MOR-5
Taxes Reconciliation and Aging	MOR-5
Payments to Insiders and Professional	MOR-6
Post Petition Status of Secured Notes, Leases Payable	MOR-6
Debtor Questionnaire	MOR-7

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Authorized Individual*	Date	7/15/2013

Printed Name of Authorized Individual: Fabrice Hamaide	Date	7/15/2013

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be from the debtor’s books and not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON’T)]

	BANK ACCOUNTS
ACCOUNT NUMBER (LAST 4)	OPER	PAYROLL	TAX	OTHER	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH	56,412.26				56,412.26
RECEIPTS
CASH SALES					-
ACCOUNTS RECEIVABLE - PREPETITION					-
ACCOUNTS RECEIVABLE - POSTPETITION					-
LOANS AND ADVANCES	560,000.00				560,000.00
SALE OF ASSETS					-
OTHER (ATTACH LIST)					-
TRANSFERS (FROM DIP ACCTS)					-
TOTAL RECEIPTS	560,000.00	-	-	-	560,000.00
DISBURSEMENTS
NET PAYROLL	71,000.00				71,000.00
PAYROLL TAXES					-
SALES, USE, & OTHER TAXES					-
INVENTORY PURCHASES					-
SECURED/ RENTAL/ LEASES					-
INSURANCE	344,703.08				344,703.08
ADMINISTRATIVE	32,900.74				32,900.74
SELLING					-
OTHER (ATTACH LIST)					-
OWNER DRAW *					-
TRANSFERS (TO DIP ACCTS)					-
PROFESSIONAL FEES	148,742.70				148,742.70
U.S. TRUSTEE QUARTERLY FEES					-
COURT COSTS					-
TOTAL DISBURSEMENTS	597,346.52	-	-	-	597,346.52

NET CASH FLOW	(37,346.52)	-	-	-	(37,346.52)
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH	19,065.74	-	-	-	19,065.74

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	597,346.52
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	597,346.52

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

(Bank account numbers may be redacted to last four numbers.)

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS	19,065.74

BANK BALANCE	19,065.74
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0
(-) OUTSTANDING CHECKS (ATTACH LIST):	0
OTHER (ATTACH EXPLANATION)	0

ADJUSTED BANK BALANCE *	19,065.74

*"Adjusted Bank Balance" must equal "Balance per Books"

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ck. #	Amount

OTHER

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	MONTH	CUMULATIVE -FILING TO DATE
Gross Revenues
Less: Returns and Allowances
Net Revenue
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs	(11,659.97)	620.80
Officer/Insider Compensation*	80,000.00	207,975.00
Insurance	27,640.00	55,280.00
Management Fees/Bonuses
Office Expense	8.64	81.29
Pension & Profit-Sharing Plans
Repairs and Maintenance	1,143.19	2,286.38
Rent and Lease Expense
Salaries/Commissions/Fees	64,635.76	180,513.88
Supplies	619.85	860.90
Taxes - Payroll	3,091.80	9,704.27
Taxes - Real Estate
Taxes - Other
Travel and Entertainment	794.24	1,010.02
Utilities	7,099.54	10,798.54
Other (attach schedule)	17,966.45	22,124.72
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization	136,976.20	340,788.32
Net Profit (Loss) Before Other Income & Expenses	(328,315.70)	(832,044.12)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense	12,886.06	265,114.79
Other Expense (attach schedule)	-	125,000.00
Net Profit (Loss) Before Reorganization Items	(341,201.76)	(1,222,158.91)
REORGANIZATION ITEMS
Professional Fees	1,604,934.92	2,031,498.09
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	(1,946,136.68)	(3,253,657.00)
*"Insider" is defined in 11 U.S.C. Section 101(31).

BREAKDOWN OF “OTHER” CATEGORY

OTHER COSTS
Monthly Bank fee	1,857.76	6,016.03
Corporate and Shareholder Services	14,318.69	14,318.69
Merger and Acquisitions	1,600.00	1,600.00
Other Misc exp	190.00	190.00

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES
DIP Loan Fee	-	125,000.00

OTHER REORGANIZATION EXPENSES
Legal Fees	1,604,934.92	2,031,498.09

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE OR SCHEDULED	Comments
CURRENT ASSETS
Unrestricted Cash and Equivalents	19,065.74	56,412.26	172.67
Restricted Cash and Cash Equivalents (see continuation sheet)	2,000,482.24	2,000,424.91	2,089,119.93
Accounts Receivable (Net)	-	-	-
Notes Receivable	-	-	-
Inventories	-	-	-
Prepaid Expenses	580,518.30	695,151.00	528,002.29
Professional Retainers	-	-	-
Other Current Assets (attach schedule)	17,191,721.24	17,295,738.58	17,604,502.39
TOTAL CURRENT ASSETS	19,791,787.52	20,047,726.75	20,221,797.28
PROPERTY & EQUIPMENT
Real Property and Improvements	-	-	-
Machinery and Equipment	1,559,399.56	1,559,399.56	1,559,399.56
Furniture, Fixtures and Office Equipment	62,824.09	62,824.09	62,824.09
Leasehold Improvements	-	-	-
Vehicles	-	-	-
Less: Accumulated Depreciation	(898,124.81)	(860,543.59)	(822,906.69)
TOTAL PROPERTY & EQUIPMENT	724,098.84	761,680.06	799,316.96
OTHER ASSETS
Amounts due from Insiders*	-	-	-
Other Assets (attach schedule)	220,886,486.82	220,886,486.82	220,886,486.82
TOTAL OTHER ASSETS	220,886,486.82	220,886,486.82	220,886,486.82
TOTAL ASSETS	241,402,373.18	241,695,893.63	241,907,601.06

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	131,558.30	463,109.89	-
Taxes Payable (refer to FORM MOR-4)	-	-	-
Wages Payable	-	-	-
Notes Payable	-	-	-
Rent / Leases - Building/Equipment	-	-	-
Secured Debt / Adequate Protection Payments	-	-	-
Professional Fees	1,709,000.00	204,750.00	29,750.00
Amounts Due to Insiders*	-	-	10,000.00
Other Post-petition Liabilities (attach schedule)	2,750,808.57	2,190,611.37	1,500,000.00
TOTAL POST-PETITION LIABILITIES	4,591,366.87	2,858,471.26	1,539,750.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	10,226,355.18	10,226,355.18	10,226,355.18
Priority Debt	78,799.43	78,799.43	78,799.43
Unsecured Debt	45,960,423.42	46,040,702.80	46,314,000.71	Includes $32.2 M of equity related liabilities, such as Acquisition/Earnouts, which the debtor believes will be subordinated pursuant to section 510(b) of the Bankruptcy Code
TOTAL PRE-PETITION LIABILITIES	56,265,578.03	56,345,857.41	56,619,155.32
TOTAL LIABILITIES	60,856,944.90	59,204,328.67	58,158,905.32
OWNERS' EQUITY
Capital Stock	6,089.37	6,089.37	6,089.37
Additional Paid-In Capital	568,067,878.68	568,067,878.68	568,067,878.68
Partners' Capital Account	-	-	-
Owner's Equity Account	-	-	-
Retained Earnings - Pre-Petition	(384,274,882.77)	(384,274,882.77)	(384,274,882.77)
Retained Earnings - Post-petition	(3,253,657.00)	-	(50,389.54)
Adjustments to Owner Equity (attach schedule)	-	-	-
Post-petition Contributions (attach schedule)	-	-	-
NET OWNERS’ EQUITY	180,545,428.28	183,799,085.28	183,748,695.74
TOTAL LIABILITIES AND OWNERS' EQUITY	241,402,373.18	243,003,413.95	241,907,601.06
*"Insider" is defined in 11 U.S.C. Section 101(31).
	(0.00)
BALANCE SHEET - continuation section

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
Investments	639,506.00	639,506.00	639,506.00
Earnout Receivable- ST	1,690,000.00	1,690,000.00	1,690,000.00
Intercompany, net	14,862,215.24	14,966,232.58	15,274,996.39
Total	17,191,721.24	17,295,738.58	17,604,502.39

Other Assets
Goodwill	15,485,347.30	15,485,347.30	15,485,347.30
Investments in Subsidiaries	197,807,230.87	197,807,230.87	197,807,230.87
Earnout Receivable, LT	6,510,000.00	6,510,000.00	6,510,000.00
Note Receivable, LT	1,083,908.65	1,083,908.65	1,083,908.65
Total	220,886,486.82	220,886,486.82	220,886,486.82

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE AT END OF PRIOR REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Post-petition Liabilities
Liability on Escrow in Respect of Plan Sponsor Group Deposit	1,500,000.00	1,500,000.00	1,500,000.00
DIP Loan plus interest	1,250,808.57	690,611.37	-
Total	2,750,808.57	2,190,611.37	1,500,000.00

Adjustments to Owner’s Equity

Post-Petition Contributions

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations.

Typically, restricted cash is segregated into a separate account, such as an escrow account.

Includes $1.5m Escrow Account in Respect of Plan Sponsor Group Deposit

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

STATUS OF POST-PETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_____________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_____________
Total State and Local

Total Taxes

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	131,558.30					131,558.30
Wages Payable						-
Taxes Payable						-
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	1,709,000.00					1,709,000.00
Amounts Due to Insiders						-
Other:______________	-					-
Other:______________						-
Total Post-petition Debts	1,840,558.30	-	-	-	-	1,840,558.30

Explain how and when the Debtor intends to pay any past due post-petition debts.

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	none
Plus: Amounts billed during the period
Less: Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable

Less: Bad Debts (Amount considered uncollectible)

Net Accounts Receivable

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Taxes Payable
Total Accounts Payable

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Fabrice Hamaide	Salary for CFO	35,000.00	70,000.00
Greg Peterson	BOD Fees	15,000.00	30,000.00
Seth Hamot	BOD Fees	15,000.00	30,000.00
William Russell	BOD Fees	15,000.00	30,000.00

TOTAL PAYMENTS TO INSIDERS		80,000.00	160,000.00

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
American Legal Claims			11,534.00	96,534.00	14,577.03
Husch Blackwell LLP			-	10,000.00	0
Special Counsel			12,718.09	32,718.09	9,292.50	payment made on 6/14/2013
Kaufhold Gaskin LLP			-	10,000.00	7,661.70
Simon, Ray & Winikka LLP			63,939.14	93,777.14	0
Rubin, Hay & Gould, P.C.			-	5,000.00	0
Hamilton Brook Smith Reynold			-	5,600.00	0
Broadridge ICS			13,735.69	13,735.69	0
Williams Mullen Clark & Dobbins, P.C.					1,738.29
Rottenberg Lipman Rich, PC					1,602.00
Richards, Layton & Finger					25,676.94
TOTAL PAYMENTS TO PROFESSIONALS			101,926.92	267,364.92	60,548.46

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST- PETITION
WTI Interest / Fee		-	-
DIP Loan Interest	6/17/2013	12,746.19	-
DIP Loan Interest	7/15/2013		12,588.33

TOTAL PAYMENTS		12,746.19	12,588.33

In re	KIT digital, Inc.	Case No.	13-11298 (REG)
	Debtor	Reporting Period:	June 1 2013 to June 30 2013

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Comments
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X		DO insurance was renewed on 5-6-13 with payments to be made in June (std.terms)
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

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